File Nos. 33-12381 & 811-5047

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE FUND OF COLORADO
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                    Aquila
                                 Group of Funds


                            Tax-Free Fund of Colorado
               380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on June 24, 2009


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"), will be held:

Place:            (a)      Colorado Convention Center
                           Room 507, 700 14th Street
                           Denver, Colorado;

Time:             (b)      on Wednesday, June 24, 2009
                           at 10:00 a.m. Mountain Daylight Time;

Purposes:         (c)      for the following purposes:

                           (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                           (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2009 (Proposal No. 2); and

                           (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on March 30, 2009 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





May 20, 2009

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Fund of Colorado
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Kirkpatrick Pettis Capital Management, a Division of Davidson Fixed Income Management, 1600 Broadway, Denver, Colorado 80202.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about May 20, 2009.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


                                 (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

                               (2) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                              (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

                               General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.09; Class C Shares, $10.07; and Class Y Shares, $10.11. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 18,837,969; Class C Shares, 886,185; and Class Y Shares, 1,383,954.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and address of
the holder of Record            Number of shares                Percent of class

Institutional 5% shareholders
Merrill Lynch Pierce Fenner
 & Smith Inc.                   1,082,703 Class A Shares            5.75%
FBO its Customers                  97,353 Class C Shares           10.99%
4800 Deer Lake Drive East         191,450 Class Y Shares           13.83%
Jacksonville, FL

Alpine Trust & Asset
 Management                       370,147 Class Y Shares           26.75%
225 N. 5th Street
Grand Junction, CO

NFS LLC FEBO
AMG National Bank/Haws & Co.      177,613 Class Y Shares           12.83%
6501 E. Belleview Avenue
Suite 400
Englewood CO

Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees, except for Mr. Calderon and Mr. Gammage, are presently Trustees and were elected by the shareholders in June 2008. The Nominating Committee is proposing the election of Mr. Calderon and Mr. Gammage at the suggestion of Trustees of another of the funds in the Aquila Group of Funds. All nominees have consented to serve if elected.

Nominees(1)

                                                                           Number of
                        Positions                                          Portfolios    Other Directorships
                        Held with                                          in Fund       Held by Trustee
                        Fund and                                           Complex       (The position held is
Name, Address(2) and    Length of      Principal Occupation(s)             Overseen      a directorship unless
Date of Birth           Service(3)     During Past 5 Years                 by Trustee    indicated otherwise.)

Interested
Trustee(4)

Diana P. Herrmann       Trustee        Vice Chair and Chief Executive        12          ICI Mutual Insurance Company
New York, NY            since 2000     Officer of Aquila Management
(02/25/58)              and            Corporation, Founder of the
                        President      Aquila Group of Funds and parent
                        since 1999     of Aquila Investment Management
                                       LLC, Manager since 2004,
                                       President since 1997, Chief
                                       Operating Officer, 1997-2008, a
                                       Director since 1984, Secretary
                                       since 1986 and previously its
                                       Executive Vice President, Senior
                                       Vice President or Vice President,
                                       1986-1997; Chief Executive
                                       Officer and Vice Chair since
                                       2004, President and Manager of
                                       the Manager since 2003, and Chief
                                       Operating Officer of the Manager,
                                       2003-2008; Chair, Vice Chair,
                                       President, Executive Vice
                                       President or Senior Vice
                                       President of funds in the Aquila
                                       Group of Funds since 1986;
                                       Director of the Distributor since
                                       1997; Governor, Investment
                                       Company Institute (a trade
                                       organization for the U.S. mutual
                                       fund industry dedicated to
                                       protecting shareholder interests
                                       and educating the public about
                                       investing) and head of its Small
                                       Funds Committee since 2004;
                                       active in charitable and
                                       volunteer organizations.

Non-interested
Trustees

Anne J. Mills           Chair of the   President, Loring Consulting          4           None
Castle Rock, CO         Board of       Company since 2001; Vice
(12/23/38)              Trustees       President for Business Management
                        since 2005     and CFO, Ottawa University,
                        and Trustee    1992-2001, 2006-2008; IBM
                        since 1987     Corporation, 1965-1991; currently
                                       active with various charitable,
                                       educational and religious
                                       organizations.

Gary C. Cornia          Vice Chair     Dean, Marriott School of              4           Lincoln Institute of
Orem, UT                of the Board   Management, Brigham Young                         LandPolicy, Cambridge, MA
(06/24/48)              of Trustees    University, since 2008; Director,
                        since 2006     Romney Institute of Public
                        and Trustee    Management, Marriott School of
                        since 2000     Management, 2004 - 2008;
                                       Professor, Marriott School of
                                       Management, 1980 - present; Past
                                       President, the National Tax
                                       Association; Fellow, Lincoln
                                       Institute of Land Policy, 2002 -
                                       present; Associate Dean, Marriott
                                       School of Management, Brigham
                                       Young University, 1991-2000;
                                       member, Utah Governor's Tax
                                       Review Committee since 1993.

Tucker Hart Adams       Trustee        President, The Adams Group, Inc.,     3           Griffis/Blessings, Inc.
Colorado Springs, CO    since 1989     an economic consulting firm,                      (commercial property
(01/11/38)                             since 1989; formerly Chief                        development and management);
                                       Economist, United Banks of                        Kachi Partners (middle market
                                       Colorado; currently or formerly                   buyouts);  Colorado Health
                                       active with numerous professional                 Facilities Authority
                                       and community organizations.

Ernest Calderon         Nominee        Founder, Calderon Law Offices,        1           None
Phoenix, AZ                            since 2004; Equity Partner,
(10/24/57)                             Jennings, Strouss & Salmon, PLC,
                                       1993-2004; member, Arizona Board
                                       of Regents since 2003 and member
                                       of Governor Janice Brewer's
                                       Transition Team since 2009; Past
                                       President, Grand Canyon Council
                                       of Boy Scouts of America; Past
                                       President, State Bar of Arizona,
                                       2003-2004; member, American Law
                                       Institute.

Thomas A.               Trustee        Vice President of Robinson,           4           None
Christopher             since 2004     Hughes & Christopher, C.P.A.s,
Danville, KY                           P.S.C., since 1977; President, A
(12/19/47)                             Good Place for Fun, Inc., a
                                       sports facility, since 1987;
                                       currently or formerly active with
                                       various professional and
                                       community organizations.

Grady Gammage, Jr.      Nominee        Founding partner, Gammage &           2           None
Phoenix, AZ                            Burnham, PLC, a law firm,
(10/01/51)                             Phoenix, Arizona, since 1983;
                                       director, Central Arizona Water
                                       Conservation District, 1992-2004;
                                       director, Arizona State
                                       University Foundation since 1998;
                                       Maricopa Partnership for Arts &
                                       Culture; Public Architecture;
                                       Arizona Historical Foundation.

Lyle W. Hillyard        Trustee        President of the law firm of          2           None
Logan, UT               since 2006     Hillyard, Anderson & Olsen,
(09/25/40)                             Logan, Utah, since 1967; member
                                       of Utah Senate, 1985 to present,
                                       in the following positions:
                                       President, 2000, Senate Majority
                                       Leader, 1999-2000, Assistant
                                       Majority Whip, 1995-1998; served
                                       as Chairman of the following Utah
                                       Senate Committees: Tax and
                                       Revenue, Senate Judiciary
                                       Standing, Joint Executive
                                       Appropriations, and Senate Rules;
                                       currently serves as Co-Chair,
                                       Joint Executive Appropriations.

John C. Lucking         Trustee        President, Econ-Linc, an economic     3           None
Phoenix, AZ             since 2000     consulting firm, since 1995;
(05/20/43)                             formerly Consulting Economist,
                                       Bank One Arizona and Chief
                                       Economist, Valley National Bank;
                                       member, Arizona's Joint
                                       Legislative Budget Committee
                                       Economic Advisory Panel and the
                                       Western Blue Chip Economic
                                       Forecast Panel; Board member,
                                       Northern Arizona University
                                       Foundation since 1997; member,
                                       various historical, civic and
                                       economic associations.

Other Individuals

Trustees Emeritus(6)

Lacy B. Herrmann        Founder and    Founder and Chairman of the           N/A         N/A
New York, NY            Chairman       Board, Aquila Management
(05/12/29)              Emeritus       Corporation, the sponsoring
                        since 2005;    organization and parent of the
                        Chairman of    Manager or Administrator and/or
                        the Board of   Adviser or Sub-Adviser to each
                        Trustees,      fund of the Aquila Group of
                        1987-2004      Funds; Chairman of the Manager or
                                       Administrator and/or Adviser or
                                       Sub-Adviser to each since 2004;
                                       Founder and Chairman Emeritus of
                                       each fund in the Aquila Group of
                                       Funds; previously Chairman and a
                                       Trustee of each fund in the
                                       Aquila Group of Funds since its
                                       establishment until 2004 or 2005;
                                       Director of the Distributor since
                                       1981 and formerly Vice President
                                       or Secretary, 1981-1998; Trustee
                                       Emeritus, Brown University and
                                       the Hopkins School; active in
                                       university, school and charitable
                                       organizations.

J. William Weeks        Trustee        Retired; limited partner in real      N/A         N/A
Palm Beach, FL          Emeritus       estate partnerships Alex, Brown &
(06/22/27)              since 2006     Sons No. 1 and 2; formerly Senior
                                       Vice President or Vice President
                                       of the Aquila Municipal Bond
                                       Funds; and Vice President of the
                                       Distributor.

Officers

Charles E.              Executive      Executive Vice President of all       N/A         N/A
Childs, III             Vice           funds in the Aquila Group of
New York, NY            President      Funds and the Manager and the
(04/01/57)              since 2003     Manager's parent since 2003;
                                       Executive Vice President and
                                       Chief Operating Officer of the
                                       Manager's parent since 2008;
                                       formerly Senior Vice President,
                                       corporate development, Vice
                                       President, Assistant Vice
                                       President and Associate of the
                                       Manager's parent since 1987;
                                       Senior Vice President, Vice
                                       President or Assistant Vice
                                       President of the Aquila
                                       Money-Market Funds, 1988-2003.

Alan R. Stockman        Senior Vice    Senior Vice President, Tax-Free       N/A         N/A
Glendale, AZ            President      Fund of Colorado, since 2009;
(07/31/54)              since 2009     Senior Vice President, Tax-Free
                                       Trust of Arizona since 2001, Vice
                                       President, 1999-2001; Vice
                                       President, Aquila Rocky Mountain
                                       Equity Fund since 1999; Bank One,
                                       Commercial Client Services
                                       representative, 1997-1999; Trader
                                       and Financial Consultant,
                                       National Bank of Arizona (Zions
                                       Investment Securities Inc.),
                                       Phoenix, Arizona 1996-1997.

Robert W. Anderson      Chief          Chief Compliance Officer of the       N/A         N/A
New York, NY            Compliance     Fund and each of the other funds
(08/23/40)              Officer        in the Aquila Group of Funds, the
                        since 2004     Manager and the Distributor since
                        and            2004, Compliance Officer of the
                        Assistant      Manager or its predecessor and
                        Secretary      current parent 1998-2004;
                        since 2000     Assistant Secretary of the Aquila
                                       Group of Funds since 2000.

Joseph P. DiMaggio      Chief          Chief Financial Officer of the        N/A         N/A
New York, NY            Financial      Aquila Group of Funds since 2003
(11/06/56)              Officer        and Treasurer since 2000.
                        since 2003
                        and
                        Treasurer
                        since 2000

Edward M. W. Hines      Secretary      Shareholder of Butzel Long, a         N/A         N/A
New York, NY            since 1987     professional corporation, counsel
(12/16/39)                             to the Fund, since 2007; Partner
                                       of Hollyer Brady Barrett & Hines
                                       LLP, its predecessor as counsel,
                                       1989-2007; Secretary of the
                                       Aquila Group of Funds.

John M. Herndon         Assistant      Assistant Secretary of the Aquila     N/A         N/A
New York, NY            Secretary      Group of Funds since 1995 and
(12/17/39)              since 1995     Vice President of the three
                                       Aquila Money-Market Funds since
                                       1990; Vice President of the
                                       Manager or its predecessor and
                                       current parent since 1990.

Lori A. Vindigni        Assistant      Assistant Treasurer of the Aquila     N/A         N/A
New York, NY            Treasurer      Group of Funds since 2000;
(11/02/66)              since 2000     Assistant Vice President of the
                                       Manager or its predecessor and
                                       current parent since 1998; Fund
                                       Accountant for the Aquila Group
                                       of Funds, 1995-1998.

(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

(5) A Trustee Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Nominees
                                (as of 12/31/08)

                                                                                  Aggregate Dollar
                                             Dollar Range of                     Range of Ownership
Name of                                Ownership in Tax-Free Fund of                 in the Aquila
Trustee                                        Colorado (1)                      Group of Funds (1)

Interested Trustees


Diana P. Herrmann                                  C                                    E


Non-interested Trustees

Tucker H. Adams                                    B                                    C

Ernest Calderon                                    C(2)                                 C

Thomas A. Christopher                              C                                    E

Gary C. Cornia                                     D                                    E

Grady Gammage, Jr.                                 B(3)                                 E

Lyle W. Hillyard                                   B                                    D

John C. Lucking                                    C                                    C

Anne J. Mills                                      D                                    D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      As of February 2009.

(3)      As of May 2009.

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2008, the Fund paid a total of $106,441 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.


                                    Compensation           Number of
                                    from all               boards on
                  Compensation      funds in the           which the
                  from the          Aquila                 Trustee now
Name              Fund              Group of Funds         serves

Tucker H.
Adams             $10,917            $47,500                  3

Ernest
Calderon          $0                 $18,500                  1

Thomas A.
Christopher       $15,107            $73,500                  4

Gary C.
Cornia            $10,750            $65,000                  4

Grady
Gammage, Jr.      $0                 $32,500                  2

Lyle W.
Hillyard          $10,750            $21,500                  2

John C.
Lucking           $10,750            $40,000                  3

Anne J.
Mills             $17,750            $77,000                  4


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of April 30, 2009, these funds had aggregate assets of approximately $4.1 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts.

     Under proposed transactions, which are expected to occur in 2009, no individual will hold with the power to vote, directly or indirectly, more than 24.9% of the voting shares of the Manager. The shareholders of the Fund, as well as those of all the other funds in the Aquila Group of Funds, have approved new advisory and administration agreements and, if applicable, new sub-advisory agreements, in anticipation of the expected change of control of the Manager. The transactions will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.

     During the fiscal year ended December 31, 2008, the Fund paid $1,020,555 in management fees.

     During the fiscal year ended December 31, 2008, $93,553 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $3,685 was retained by the Distributor. With respect to Class C Shares, during the same period, $71,409 was paid under Part II of the Plan and $23,803 was paid under the Fund's Shareholder Services Plan. Of these total payments of $95,212, the Distributor retained $20,626. All of such payments were for compensation.

     During the fiscal year ended December 31, 2008, the Fund paid $70,416 to Butzel Long, a professional corporation, independent counsel to the Fund, for legal services. Edward M.W. Hines, Secretary of the Fund, is a shareholder of that firm.

     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.


                         Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Anne J. Mills, Tucker Hart Adams, Thomas A. Christopher, Gary C. Cornia, Lyle W. Hillyard and John C. Lucking. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held three meetings during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Fund's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

     The Fund has a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

     Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager, Sub-Adviser or the parents or subsidiaries of either.


                                  Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2009. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended December 31, 2007 and 2008.


                                          2007          2008

     Audit Fees                         $16,000       $16,800

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $16,000       $16,800


     Tax fees (1)                         3,000         3,100

     All other fees                           0             0
                                         ------        ------

         Total                          $19,000       $19,900
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2009.

     TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

     Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the annual meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2010 annual meeting must be received by the Fund by January 19, 2010 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by April 2, 2010.


                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Fund of Colorado

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           to be held on June 24, 2009

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.



                  Please detach at perforation before mailing.


PROXY                       AQUILA GROUP OF FUNDS                     PROXY

              TAX-FREE FUND OF COLORADO Proxy for Annual Meeting of
                          Shareholders - June 24, 2009
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Fund of Colorado (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, June 24, 2009 at the Colorado Convention Center, Room 507, 700 14th Street, Denver, Colorado, at 10:00 a.m. Mountain Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.


              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________


                                                Yes   No
                                                --    --
I plan to attend the Annual Meeting in Denver. [__]  [__]


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


       Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds Shareholder Meeting to Be Held on June 24, 2009.
             The Proxy Statement for this meeting is available at:
                      https://www.proxy-direct.com/aqu19896



                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY



                  Please detach at perforation before mailing.


Please read the proxy statement prior to voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE FUND OF COLORADO ANNUAL MEETING

1. Election of Trustee Nominees:

       01. Tucker Hart Adams  02. Ernest Calderon     03. Thomas A. Christopher
       04. Gary C. Cornia     05. Grady Gammage, Jr.  06. Diana P. Herrmann*
       07. Lyle W. Hillyard   08. John C. Lucking     09. Anne J. Mills

                                                         *Interested Trustee


              For All     Withhold All    For All Except
                __            __              __
               [__]          [__]            [__]


To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   __      __      __
  [__]    [__]    [__]


As to any other matter said proxies shall vote in accordance with their best judgment.


Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

-------------------------                    ------------------------------
-------------------------                    ------------------------------
-------------------------                    ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.